SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of March 1, 1999 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a
Delaware corporation (the "Corporation"), AMMIRATI PURIS
LINTAS INC., a New York corporation ("APL") and MARTIN F.
PURIS ("Executive").

	W I T N E S S E T H:

WHEREAS, the Corporation, APL and Executive are
parties to an Employment Agreement made as of August 11, 1994 and Supplemental Agreements made as of May 10, 1995 and September 1, 1997 (hereinafter collectively referred to as the "Employment Agreement"); and
WHEREAS, the Corporation, APL and Executive desire
to amend the Employment Agreement;
NOW, THEREFORE, in consideration of the mutual
promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:
1.	Paragraph 3.01 of the Employment Agreement is
hereby amended, effective March 1, 1999, so as to delete "$850,000" and to substitute therefor "$870,000".
2.	Except as hereinabove amended, the Employment
Agreement shall continue in full force and effect.
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3.	This Supplemental Agreement shall be governed
by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.


By:	C. KENT KROEBER
	C. KENT KROEBER


AMMIRATI PURIS LINTAS
INC.


By: 	MARTIN F. PURIS
								MARTIN F. PURIS

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